                                                                    Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the use in the Focus Media Holding Limited's Registration Statement dated June 8, 2006 of our audit report dated June 2, 2006, relating to the financial statements of Focus Media Holding Limited, appearing on page F-2 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such Prospectus.




/s/ Deloitte Touche Tohmatsu CPA ltd.
DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
June 8, 2006

Consent of Independent Registered Public Accounting Firm

We consent to the use in the Focus Media Holding Limited's Registration Statement dated June 8, 2006 of our audit report dated February 2, 2005, relating to the financial statements of Perfect Media Holding Limited, appearing on page F-55 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such Prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.
DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
June 8, 2006

Consent of Independent Registered Public Accounting Firm

We consent to the use in the Focus Media Holding Limited's Registration Statement dated June 8, 2006 of our audit report dated June 10, 2005, relating to the financial statements of Focus Media Changsha Holding Limited, appearing on page F-68 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such Prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.
DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
June 8, 2006

Consent of Independent Registered Public Accounting Firm

We consent to the use in the Focus Media Holding Limited's Registration Statement dated June 8, 2006 of our audit report dated June 10, 2005, relating to the financial statements of Focus Media Qingdao Holding Limited, appearing on page F-81 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such Prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.
DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
June 8, 2006

Consent of Independent Registered Public Accounting Firm

We consent to the use in the Focus Media Holding Limited's Registration Statement dated June 8, 2006 of our audit report dated June 10, 2005, relating to the financial statements of Focus Media Dalian Holding Limited, appearing on page F-94 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such Prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.
DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
June 8, 2006

Consent of Independent Registered Public Accounting Firm

We consent to the use in the Focus Media Holding Limited's Registration Statement dated June 8, 2006 of our audit report dated June 2, 2006, relating to the financial statements of Capital Beyond Limited, appearing on page F-107 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such Prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.
DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
June 8, 2006

Consent of Independent Registered Public Accounting Firm

We consent to the use in the Focus Media Holding Limited's Registration Statement dated June 8, 2006 of our audit report dated May 8, 2006, relating to the financial statements of Infoachieve Limited, appearing on page F-120 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such Prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.
DELOITTE TOUCHE TOHMATSU CPA LTD.
Beijing, China
June 8, 2006